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                                Exhibit (j)(2)

                            Consent of Ropes & Gray

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

                              CONSENT OF COUNSEL


     We hereby consent to the use of our name and to the reference to our firm under the caption "Experts" included in or made a part of Post-Effective Amendment No. 55 to the Registration Statement of One Group(R) Mutual Funds on Form N-1A (Nos. 2-95973 and 811-4236) under the Securities Act of 1933, as amended.


                                       /s/ Ropes & Gray
                                       ROPES & GRAY


Washington, D.C.

August 17, 2001


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